UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROTUNE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 4/29/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Form 10-K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/15/08.

To request material:    Internet: www.proxyvote.com    Telephone: 1-800-579-1639    **Email:sendmaterial@proxyvote.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

MICROTUNE, INC.
Vote In Person
MICROTUNE, INC. 2201 10TH STREET PLANO, TX 75074

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for stockholders as of 3/3/08 is to be held on 4/29/08 at 1:00 p.m. Central Time
at:	Renaissance Hotel
900 East Lookout Drive
Sonata Room 1
Richardson, Texas 75082

To obtain directions to attend the Annual Meeting, please call the

Renaissance Hotel at (972) 367-2000

Voting items
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE ELECTION OF THE
NOMINEES LISTED BELOW.

Item 1.	Election of Directors.

01.	WALTER S. CICIORA	06.	BERNARD T. MARREN
02.	JAMES H. CLARDY	07.	MICHAEL T. SCHUEPPERT
03.	STEVEN CRADDOCK	08.	WILLIAM P. TAI
04.	JAMES A. FONTAINE	09.	A. TRAVIS WHITE
05.	ANTHONY J. LEVECCHIO

Item 2.	Approval of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Stock Plan to increase the number of shares available for issuance under the plan and to make certain technical revisions and improvements.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 3.	Approval of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Director Option Plan to increase the number of shares available for issuance under the plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 4.	Approval of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 5.	Ratification of the appointment of KPMG LLP as independent auditor for 2008.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.